Lord Abbett   Securities Trust

              Growth & Income Series o International Series
              World Bond-Debenture Series o Alpha Series

                      -----------
                      SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED APRIL 30, 1999
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                                      Investment portfolios designed to help you
                                      capture capital growth over the long term

                                    [LOGO](R)

Report to Shareholders
For the Six Months Ended April 30, 1999

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/s/ Robert S. Dow
-----------------
ROBERT S. DOW
CHAIRMAN

MAY 17, 1999

Table of Contents

Growth & Income Series
--------------------------------------------------------------------------------
When We Shop for Stocks,
  We Shop for Bargains                                                         5
Statement of Net Assets                                                        9

International Series
--------------------------------------------------------------------------------
An Experienced Global Manager
  Can Help Uncover Great
  Companies Worldwide                                                          6
Statement of Net Assets                                                       12

World Bond-Debenture Series
--------------------------------------------------------------------------------
The Flexibility You Need to Pursue
  Outstanding Bond Performance
  Worldwide                                                                    7
Statement of Net Assets                                                       14

Alpha Series
--------------------------------------------------------------------------------
Three Great Small-Cap Funds
  Make One Great Core
  Investment                                                                   8
Statement of Net Assets                                                       17

Data on All Series
--------------------------------------------------------------------------------
Statements of Operations                                                      17
Statements of Changes
  in Net Assets                                                               18
Financial Highlights                                                          20
Notes to Financial Statements                                                 23

Lord Abbett Securities Trust completed the first half of its fiscal year on April 30, 1999. The following is an overview of some class-specific data for the period under review.

Growth & Income Series - Six Months Ended 4/30/99

                                Class A      Class B      Class C
--------------------------------------------------------------------------------

Net asset value                 $10.62       $10.63       $10.59
Dividends                       $ 0.050      $ 0.010      $ 0.010
Capital gains                   $ 0.325      $ 0.325      $ 0.325
Total return*                    20.81%       20.68%       20.50%

International Series - Six Months Ended 4/30/99

                            Class A    Class B    Class C    Class Y**  Class P+
--------------------------------------------------------------------------------

Net asset value             $15.03     $14.93     $14.92     $15.11     $15.03
Dividends                   $ 0.085    $ 0.015    $ 0.015    $ 0.070        --
Capital Gains               $ 0.023    $ 0.023    $ 0.023    $ 0.023        --
Total return*                22.36%     21.95%     21.87%     22.67%     18.35%

World Bond-Debenture Series - Six Months Ended 4/30/99

                                Class A      Class B       Class C
--------------------------------------------------------------------------------

Net asset value                  $9.95        $9.95        $9.94
Dividends                        $0.425       $0.390       $0.390
Capital gains                    $0.180       $0.180       $0.180
Total return*                     9.51%        9.24%        9.13%

Alpha Series - Six Months Ended 4/30/99

                                Class A      Class B       Class C
--------------------------------------------------------------------------------

Net asset value                  $15.70       $15.57       $15.57
Dividends                            --           --           --
Capital gains                        --           --           --
Total return*                     21.61%       21.17%       21.07%

About Growth & Income Series

Market Review

The Federal Reserve Board's decisive move to lower U.S. interest rates through a series of autumn rate cuts helped the U.S. stock market turn in strong year-end performance. The market volatility that characterized 1998 continued into early 1999. We believe this was due largely to investors' concern that economic instability in Asia and South America would limit earnings growth for many companies with global operations. Evidence of a possible global economic recovery emerged early in the new year as governments in Japan and other Pacific Rim countries addressed currency and economic policy concerns. Investors' fears regarding diminished corporate earnings eased somewhat and depressed commodity prices began to rise in anticipation of a possible global economic expansion in 2000.

* Total return, which is not annualized, is the percent change in value with all dividends and distributions reinvested for the periods shown, using the SEC-required uniform method to complete such returns

**    International Series Class Y shares commenced operations on 12/39/97.

+     International Series Class P shares commenced operations on 3/9/99.

Report to Shareholders

Portfolio Review

Portfolio holdings in the consumer non-cyclicals sector (stocks that are not heavily affected by economic changes), with an emphasis on pharmaceutical stocks, generated strong gains toward the end of 1998. As 1999 began, the Series' portfolio management team reduced exposure to non-cyclical stocks that appeared to be overvalued in industries such as healthcare and pharmaceuticals. Holdings in cyclical stocks, such as energy companies, were marginally increased to enhance the Series' performance potential should strong signs of a global economic expansion emerge.

Outlook

It now appears that we may be entering a phase of global economic expansion. While this creates a favorable environment for corporate earnings, we must remain watchful of global inflationary pressures, interest rates and valuations in the U.S. equity market. Presently, we do not expect inflation to exceed our earlier forecast of approximately 2-2 1/2% in 1999. We will continue to seek out large-company stocks at attractive prices and expect that some of these values may be found in energy companies and in the cyclical commodities sector, which includes aluminum and paper companies. We believe the Series can uncover meaningful investment opportunities, even in the event of interest rate and inflationary increases.

RISK: Lord Abbett Securities Trust - Growth & Income Series may invest up to 10% of net assets in foreign securities. Foreign securities markets may not be subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. Foreign investments may also be subject to currency exposure.

About International Series

Market Review

Many of the world's financial markets experienced healthy recoveries during the last months of 1998. These rebounds may be attributed, in part, to the Federal Reserve Board's move to lower U.S. interest rates through a series of autumn rate cuts. The abatement of the emerging markets and hedge fund scares were also positive factors for international stocks during the period.

Many of the world's stock markets, particularly the U.S., Japan and Pacific Rim emerging markets, rose significantly in early 1999. This recovery then later spread to South America. Japan's impressive gains can be attributed to improved investor sentiment after authorities there gave their financial support to the banking sector. In contrast, European markets remained relatively subdued after a strong start in the new year. Contributing factors to this performance lag may have included (1) fears that European economies were slowing down more quickly than had been expected, (2) ongoing differences between the German Finance Minister and the head of the European Central Bank and (3) the global investment community's redirection of investment cash flows into Japan.

Portfolio Review

The Series continued to focus on "Best of Breed" companies, often adding to the portfolio's existing holdings. We maintained an overweighting in European and Canadian companies that demonstrated superior corporate earnings, growth rates and valuation levels relative to many companies in the Far East and emerging markets. Strong gains were generated in positions such as Iwka and Preussag (Germany), Net.B@nk (U.S.) and most of our U.K. holdings. We continue to have very little exposure to companies based in Japan because, we believe, recently announced corporate restructuring programs in Japan will have a negative impact on corporate earnings for several years to come, diminishing the attractiveness of the Japanese market.

Report to Shareholders

Outlook

We expect European economic growth to average over 2% during the next year. We also believe European corporate restructuring, and not economic expansion, will continue to be the primary driver of earnings growth. We remain watchful of any resurgence of emerging markets problems, which could hurt economic prospects throughout many global economies.

We expect that investors' remaining fears over economic and corporate earnings growth will abate during the second quarter, helping European markets to regain their composure. We believe that investors in Japanese companies will soon realize that, despite recent reform measures, Japan's near-term economy remains in recession with little prospect of a turnaround. This, in turn, may limit upside potential in the Japanese market.

RISK: Lord Abbett Securities Trust - International Series will invest at least 80% of net assets in foreign securities under normal market conditions. The Series primarily invests in small-cap securities, which may be more volatile in price, normally have fewer shares outstanding and trade less frequently than large companies. Foreign securities markets may not be subject to the same degree of regulations as and may be more volatile and less liquid than the major U.S. markets.

The Series' portfolio is actively managed and is subject to change. On April 30, 1999, Iwka accounted for 1.64% of the portfolio's total net assets, Preussag 1.54% and Net.B@nk 8.93%.

About World Bond-Debenture Series

Market Commentary

Investors' perception that varying levels of economic growth existed in the U.S. and Europe was a primary driver of world bond markets at the outset of 1999. A slowdown in American growth had been forecast for the first half of the New Year. The January 1, 1999 introduction of Europe's new currency (the "euro") was expected to spur Continental growth at an annualized first-quarter pace exceeding that of the previous year. Neither occurred however, and the U.S. remained the engine of global growth, firing on all cylinders. The response in world markets was an increase in bond rates amid growing fears of accelerating inflationary pressures, particularly from oil prices. After the turbulence of the fourth quarter of 1998, during which "spread products" (in this case, lower-rated debt securities), including high-yield and emerging markets bonds, tended to underperform investment-grade assets, the start of the new year saw strengthening price levels in these asset classes.

Portfolio Review

Lord Abbett Securities Trust - World Bond-Debenture Series was able to add value during the first half of its fiscal year on a number of fronts. Among these were:

o Increasing allocations to equity-related products in order to take advantage of continued positive valuations in the U.S. stock market. Stock performance also helped to create a positive climate for high-yield fixed-income assets, particularly in the U.S. and Europe.

o Allocating to euro-denominated high-yield products and sterling-denominated high-yield products as these sectors outperformed other high-yield sectors.

o Maintaining our inflation-linked structured-note exposure in Turkey, which performed well as structural reforms led to progress on the inflation front.

o Re-allocating assets to Asia, particularly to South Korean sovereign debt. Recovery in the Asian economies, especially in the Philippines, South Korea and Thailand, has served to differentiate this region from other emerging markets. South Korea benefited substantially from Moody's and Standard & Poor's credit upgrades during the period.

o The Series' regional concentration focused heavily on Latin America, chiefly in Mexican corporate high-yield bonds, and in sovereign credits from Panama, Peru and Colombia. The Series also avoided Brazilian and Venezuelan investment, while limiting exposure to Argentina.

Report to Shareholders

Outlook

Global high-yield bonds should continue to offer solid returns in the near future as European corporate restructuring continues. Following the long-anticipated ease by the European Central Bank of core European interest rates, the euro should likely begin to stabilize around current levels.

Emerging markets debt has begun to find equilibrium - a trend that we expect to continue in the near term, despite Russia's ongoing negotiations with the International Monetary Fund ("IMF") for additional cash. We believe that the more solid BB credits like Panama, Mexico and the Philippines continue to offer good value, together with higher-rated countries like South Korea and Columbia. A recovery in oil prices has begun to add support to these credits - a trend that should also continue in the near term.

RISK: Lord Abbett Securities Trust - World Bond-Debenture Series has the ability to invest substantially in high-yield securities. The risks of high-yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. In addition, the Fund has the ability to invest substantially in foreign securities. Foreign securities markets may not be subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. Foreign investments are subject to currency exposure.

The Series' portfolio is actively managed and is subject to change.

About Alpha Series

Market Review

o U.S. Small-Cap Market. U.S. stocks staged a dramatic recovery towards the end of fourth quarter 1998 but small-cap stocks did not participate as aggressively in the upswing. Small-cap stock performance approached that of the broader market indicies in January and March and exceeded them in April.

o International Equity Markets. An easing of investors' fears about hedge funds and stabilization in many emerging markets, along with central bank intervention aimed at keeping interest rates and inflation levels low, produced a positive environment for global equity markets during the first half of the Series' fiscal year. Many of the world's stock markets, particularly the U.S., Japan and the Far Eastern emerging markets, rose significantly. Japan's impressive gains may be attributed to improved investor sentiment. European markets remained subdued after a strong start in the new year.

Portfolio Review

Details follow concerning the performance of Alpha Series' underlying funds between 10/31/98 and 4/30/99.

o Lord Abbett Developing Growth Fund -- (Approximately 30% of Alpha Series' portfolio). Strong performance from select holdings in technology helped the Fund hold its own in what started out as a difficult small-cap market. Several of the Fund's positions in the retail and energy sectors performed well.

o Lord Abbett Research Fund -- Small-Cap Series (Approximately 30% of Alpha Series' portfolio). Prompted by a deteriorating profit outlook for many companies and a slowing world economy, this portfolio's exposure to economically sensitive stocks was reduced. The portfolio decreased holdings of capital goods stocks in favor of increasing investments in the technology and consumer goods sectors. These management decisions helped to add value for shareholders during what began as a difficult period for small-cap stocks.

o Lord Abbett Securities Trust -- International Series (Approximately 40% of Alpha Series' portfolio). The Series continued to focus on "Best of Breed" companies, often adding to the portfolio's existing holdings during the period under review. An overweighting in European and Canadian companies that demonstrated superior corporate earnings, growth rates and valuation levels relative to many companies in the Far East and emerging markets was maintained. Strong gains were generated in positions such as Iwka and Preussag (Germany), Net.B@nk (U.S.) and most of our U.K. holdings.

Report to Shareholders

Outlook

o U.S. Small-Cap Market. We believe that a stable U.S. economy along with an anticipated resurgence in global economies will provide a favorable background for earnings growth among smaller companies. This generally creates a good environment for small-cap stocks. We are closely watching valuation and volatility levels and expect that bottom-up stock picking and diversification will be keys to generating performance going forward.

o International Equity Markets. We expect that investors' fears over economic and corporate earnings growth will subside going forward, helping European markets to regain their composure. Ongoing corporate cost-cutting programs, recent relative weakness in the euro (which makes European exports more attractive), and an economic growth rate of over 2% for the region also may help to support stronger performance in the European markets. We believe that investors in Japanese companies will soon realize that Japan's near-term economy remains in recession with little prospect of a turnaround. This, in turn, may limit upside potential in the Japanese market.

RISK: The underlying Funds in this Series are primarily invested in small-cap securities (including U.S. and global), which may be more volatile in price, normally have fewer shares outstanding and trade less frequently than large-cap companies. In addition, the underlying funds have the ability to invest in foreign securities, high-yield securities and derivatives. Foreign securities markets may not be subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. Foreign investments are subject to currency exposure. The risks of high-yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal.

The Series' portfolio is actively managed and is subject to change.

We are pleased that you have chosen one or more of the portfolios in Lord Abbett Securities Trust to play a role in your diversified investment portfolio. We appreciate the trust you have placed in Lord Abbett and aim to reward your confidence in us by helping you achieve your long-term financial goals.

When We Shop for Stocks, We Shop for Bargains

When it comes to stock selection, the portfolio manager of the Growth & Income Series tries to be a savvy buyer. We have an experienced team of financial professionals whose approach includes elements similar to those taken by smart shoppers.

When you think about how you shop, you realize that you like to find bargains.

Savvy shoppers often check out the sales racks to find items with a low price tag. Of course, just because "the price is right" does not mean that a product is worth buying. A smart shopper will carefully inspect the item, checking it for defects and overall quality. Another important test required by the smart shopper: usability and function. If the item is not in style, or is something that would not likely be used, there is probably no point in buying it.

Quantitative Research:

Performed on a universe of the 1,000 largest U.S. and multinational companies to identify those stocks that we believe represent the best bargains: a "low price tag."

Fundamental Research:

Conducted to assess a company's operating environment, resources and strategic plans, and to determine its prospects for exceeding the earnings expectations reflected in its stock price: "overall quality."

Business Cycle Analysis:

Used to assess the economic and interest-rate sensitivity of the Series' portfolio. This analysis helps the portfolio manager assess how adding or eliminating stocks changes a portfolio's overall sensitivity to economic activity and interest rates: "Is it in style?"

Lord Abbett Securities Trust - Growth & Income Series -- A Strong Performer

Average Annual Class C Share Total Return(1) as of 4/30/99

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

6 Months                                                                   20.5%
3 Years                                                                    21.5%
Life of Series(2)                                                          19.1%

(1) Reflects the percent change at net asset value for Class C shares which includes the reinvestment of all distributions. The Series issues additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor LLC at 800-874-3733 and ask for the current prospectus.

(2)   The Series commenced operations on 1/3/94.

Growth & Income Series

SEC-required average annual total returns (for Class C shares) for the periods ended 3/31/99, with all distributions reinvested:

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

1 Year                                                                     6.75%
5 Years                                                                   20.00%
Life of Series                                                            18.06%

Past performance is not an indication of future results. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

An Experienced Global Manager Can Help Uncover
Great Companies Worldwide

Lord, Abbett & Co. is a minority owner of the International Series' sub-adviser Fuji-Lord Abbett International, Limited (Fuji-Lord Abbett).

Fuji-Lord Abbett is:

o An investment management affiliate of Fuji Bank, one of the world's largest banks

o A money manager whose services, until now, had been available only to large, institutional accounts

o An asset manager with offices in Tokyo and London serving pension investment needs for many premier international companies, including:

            Bridgestone        NISSAN
            Hitachi            SONY
            MCI Canon Inc.

A Solid Investment Strategy

Fuji-Lord Abbett's strategy is based on the timely purchase of undervalued foreign companies which have focused on benefiting from the future changes within their industries. Their disciplined research process involves:

o examining global trends to identify developments on an industry-by-industry basis;

o using this information, along with our research and experience, to try to define the ideal company within each industry; and

o assessing the companies in each industry to determine which are "best-of-breed." In other words, determining which ones best match the "ideal" company, based on a blend of both quantitative and fundamental analysis.

The International Series' portfolio currently consists of 57 companies, which meet our goal of creating a portfolio where the performance of individual holdings is not diluted across too many securities.

Lord Abbett Securities Trust - International Series

Total Returns Through 4/30/99(1):

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

6 Months                                                                   22.4%
Life of Series(2)                                                          22.2%

(1) Performance is at net asset value for Class A shares. The Series offers additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor LLC at 800-874-3733 and ask for the current prospectus.

(2)   The Series commenced operations on 12/13/96.

International Series

SEC-required average annual total return for Class A shares at the maximum sales charge of 5.75% for the period 12/13/96 (commencement of operations) through 3/31/99, with all distributions reinvested:

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

1 Year                                                                   -12.10%
Life of Series                                                           +12.34%

Past performance is not an indication of future results. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

The Flexibility You Need to Pursue
Outstanding Bond Performance Worldwide

Ask More from Your Fixed-Income Investments

Would you like to earn more current income while reducing overall risk in your portfolio? Diversifying your current bond portfolio outside the United States may potentially be an effective way to pursue both objectives.

Lord Abbett Securities Trust - World Bond-Debenture Series seeks high current income and capital appreciation by participating in foreign debt markets. Investing in these markets may provide substantial yield advantages as compared with investing in U.S. bonds. The decision to diversify into non-U.S. bonds may also make sense from a risk-diversification standpoint since the economies underlying foreign markets are not necessarily synchronized with the U.S. economy.

4-Way Portfolio Focus

The centerpiece of World Bond-Debenture Series is a strategic flexibility that enables it to "go where the yield is" and pursue outstanding bond investment opportunities worldwide.

As a preliminary step, the Series' experienced portfolio management team conducts extensive research into economic, political and market factors to uncover value among economic regions and individual countries. The team's regional and country decisions are then supplemented by asset allocation strategies for:

o High-Yield Corporate Debt: The Series' lower-rated debt holdings pay high income and help to minimize the effects of interest-rate fluctuations. Price appreciation may result if the credit rating of debt issuers is upgraded.

o High-Grade Debt: High-quality corporate issues, U.S. Government and other sovereign-backed securities provide a dependable stream of current income.

o Equity-Related Securities: Capital appreciation is sought by investing in convertible bonds that may be exchanged for common stock. When the stock of the underlying company rises, these equity-related issues generally increase in value.

o Emerging Market Debt: Emerging-market debt securities provide attractive high-income opportunities. Price appreciation may result from rating upgrades of country debt.

Lord Abbett Securities Trust - World Bond-Debenture Series

Total Returns Through 4/30/99(1):

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

6 Months                                                                    9.5%
Life of Series(2)                                                           7.4%

(1) Performance is at net asset value for Class A shares. The Series offers additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor LLC at 800-874-3733 and ask for a current prospectus.

(2)   The Series commenced operations on 12/18/97.

World Bond-Debenture Series

SEC-required average annual total return for Class A shares at the maximum sales charge of 4.75% for the period 12/18/97 (commencement of operations) through 3/31/99, with all distributions reinvested:

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

1 Year                                                                    -3.00%
Life of Series                                                             2.17%

Past performance is not an indication of future results. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

Three Great Small-Cap Funds
Make One Great Core Investment

Don't Chase Past Small-Cap Performance

Investing in small companies that are industry leaders or offer breakthrough products can be very rewarding. U.S. growth, U.S. value and international small-cap markets, however, seldom move in the same direction at the same time. This means investors who chase small-cap returns by investing in sectors with the best recent results are often disappointed when the sector they choose fails to produce the highest immediate returns.

Choose Lord Abbett's Unique "Fund-of-Funds" Approach

We believe Lord Abbett Securities Trust - Alpha Series is a smart way to tap the potential of the small-cap arena and merits your consideration as a core investment. The Series' "fund of funds" approach accesses three distinct portfolios and management teams.

o For U.S. Small-Cap Growth Exposure: Lord Abbett Developing Growth Fund invests in stocks of small growing companies, many of which are highly specialized and in niche markets (approximately 30% of Alpha Series portfolio).

o For U.S. Small-Cap Value Exposure: Lord Abbett Research Fund - Small-Cap Value Series invests in stocks of established undervalued small companies (approximately 30% of Alpha Series portfolio).

o For International Small-Cap Exposure: Lord Abbett Securities Trust - International Series invests mainly in stocks of small international companies (approximately 40% of Alpha Series portfolio).

Please note that the Alpha Series portfolio is actively managed and that its percentage allocations may change from time to time.

For Equity Unique "Fund of Funds" Benefits

o Provides potentially higher returns by diversifying globally among small-cap markets.

o Potentially dampens portfolio risk by spreading investment decisions among three distinct management teams.

o     Eliminates the need to expensively reallocate your small-cap assets.

Lord Abbett Securities Trust - Alpha Series

Total Returns Through 4/30/99(1):

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

6 Months(1)                                                                21.6%
Life of Series(2)                                                          11.8%

(1) Performance is at net asset value for Class A shares. The Series offers additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor LLC at 800-874-3733 and ask for a current prospectus.

(2)   The Series commenced operations on 12/29/97.

Alpha Series

SEC-required average annual total return for Class A shares at the maximum sales charge of 5.75% for the period 12/29/97 (commencement of operations) through 3/31/99, with all distributions reinvested:

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

1 Year                                                                   -15.90%
Life of Series                                                            -1.75%

Past performance is not an indication of future results. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

A Note About Year 2000 Matters

As you may know, there has been extensive media coverage about possible problems that may arise as a result of uncertainties about the ability of computers to "understand" dates using the year 2000. Potentially, these problems could disrupt the services and systems that the Fund relies on in its daily operations.

As a general matter, we believe the financial industry has taken a leadership role addressing year 2000 (Y2K) issues and this should help to inspire confidence among concerned investors. More specifically, Lord Abbett, Lord Abbett Distributor LLC and the Fund's transfer agent, custodian and other providers of services critical to the Fund have been actively working on reviewing and replacing or updating computer systems and computer-to-computer interfaces, as needed. Each has completed or is in the process of testing new or revised systems and interfaces and generally expects that their systems, as well as those of their key external service providers, will be ready to handle Y2K without significant problems. Furthermore, the Fund has been routinely taking each company's Y2K preparations into account when considering or reviewing investments.

In summary, while the Y2K problem is unprecedented and we cannot completely eliminate the possibility that the Fund could be affected in some way, we are confident that all parties involved are taking appropriate steps to resolve Y2K concerns.

Important Information

Results quoted herein reflect appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Tax consequences are not reflected. If used as sales material after 6/30/99, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

Foreign investment risk factors include the potential for less regulation and liquidity and more volatility than U.S. markets; currency fluctuation; potentially less publicly-available information about companies, banks and governments than for U.S. counterparts; lack of uniform accounting standards among countries, impairing comparisons; potentially higher transaction costs and different securities settlement practices.

Statement of Net Assets
GROWTH & INCOME SERIES April 30, 1999

                       Investments                                                              Shares              Value
=========================================================================================================================
Common Stocks 97.21%
=========================================================================================================================
Aerospace 2.53%        Allied-Signal Inc.-Major producer of aerospace
                       components, automotive parts and engineered materials                    39,600       $  2,326,500

                       Raytheon Co. Class B-A leading factor in air-defense
                       missiles and military electronic products                                10,000            702,500

                       Rockwell International Corp.-Leading producer of space
                       systems and electrical and electronic products including
                       defense, telecommunications and factory automation systems               40,700          2,101,137

                       Total                                                                                    5,130,137
-------------------------------------------------------------------------------------------------------------============
Aluminum 2.26%         Alcoa Inc.-Largest U.S. aluminum producer                                73,700          4,587,825
-------------------------------------------------------------------------------------------------------------============
Apparel 1.12%          VF Corp.-Leading producer of blue jeans and other apparel                44,200          2,276,300
-------------------------------------------------------------------------------------------------------------============
Automobiles 2.27%      Ford Motor Co.-World's second largest producer of cars and trucks        30,100          1,924,519

                       General Motors Corp.-Worldwide auto producer                             30,100          2,677,019

                       Total                                                                                    4,601,538
-------------------------------------------------------------------------------------------------------------============
Banks: Money           Bank of America Corp.-Major money-center bank                            41,642          2,998,224
Center 5.59%

                       Bank One Corp.-Leading bank holding company                              65,640          3,872,760

                       Chase Manhattan Corp.-Major money-center bank holding company            53,800          4,451,950

                       Total                                                                                   11,322,934
-------------------------------------------------------------------------------------------------------------============
Banks: Regional 5.67%  BankBoston Corp.-Leading New England regional bank                       44,800          2,195,200

                       Comerica Inc.- Midwestern regional bank holding company                  42,150          2,742,385

                       First Union Corp.-Major east coast bank                                  32,400          1,794,150

                       KeyCorp-Multi-regional bank holding company serving the
                       northwest U.S.                                                           34,000          1,051,875

Statement of Net Assets
GROWTH & INCOME SERIES April 30, 1999

                       Investments                                                              Shares              Value
=========================================================================================================================
                       Mellon Bank Corp.-Commercial bank located in Pittsburgh, PA              50,000       $  3,715,625

                       Total                                                                                   11,499,235
-------------------------------------------------------------------------------------------------------------============
Brokers 1.57%          Morgan Stanley, Dean Witter, Discover & Co.-Major brokerage
                       and credit card company                                                  32,000          3,174,000
-------------------------------------------------------------------------------------------------------------============
Chemicals 1.70%        Dow Chemical Co.-Leading global chemical producer                        20,000          2,623,750

                       Union Carbide Corp.-Major U.S.-based producer of plastics
                       and chemicals                                                            15,700            814,437

                       Total                                                                                    3,438,187
-------------------------------------------------------------------------------------------------------------============
Communication          Qualcomm Inc.-Leading producer of communications technologies
Services 1.91%         and products                                                             19,300          3,860,000
-------------------------------------------------------------------------------------------------------------============
Computer: Hardware     International Business Machines Corp.-World's largest                    27,800          5,815,412
& Services 5.47%       computer manufacturer

                       Unisys Corp.-Provides information services, technology, software
                       and customer support                                                    167,800          5,275,212

                       Total                                                                                   11,090,624
-------------------------------------------------------------------------------------------------------------============
Computer:              EMC Corp.-A supplier of high-performance storage devices
Peripherals 2.18%      and related services                                                     40,500          4,411,969
-------------------------------------------------------------------------------------------------------------============
Computer:              *Sun Microsystems Inc.-Supplier of network computer products
Software 2.13%         including workstations, servers, software, microprocessors,
                       and a full range of services and support                                 72,300          4,324,444
-------------------------------------------------------------------------------------------------------------============
Drugs/Health           American Home Products Corp.-Producer of drugs, food,
Care Products 6.26%    housewares, packaged medicine and medical products                       54,000          3,294,000

                       Bristol-Myers Squibb Co.-Major worldwide pharmaceutical
                       concern with interests in infant nutrition, non-prescription
                       medications, medical devices and toiletries                              51,500          3,273,469

                       Pharmacia & Upjohn Inc.-Develops, makes and sells prescription
                       pharmaceutical & other related health care products                      50,000          2,800,000

                       SmithKline Beecham plc ADR-Major U.K. based health-care company          50,700          3,330,356

                       Total                                                                                   12,697,825
-------------------------------------------------------------------------------------------------------------============
Electric Power 2.48%   Cinergy Corp.-Supplier of electricity and natural gas in
                       southwestern Ohio and adjacent Kentucky and Indiana territories          52,900          1,577,081

                       FirstEnergy Corp.-Major midwestern electric utility holding company      50,000          1,484,375

                       FPL Group-One of the nation's premier electric utilities, serving about 7 million people in Florida's east, southeast and southwest
                       coasts                                                                   35,000          1,973,125

                       Total                                                                                    5,034,581
-------------------------------------------------------------------------------------------------------------============
Electrical             Emerson Electric Co.-Diversified manufacturer of consumer and
Equipment .88%         industrial electrical components                                         27,600          1,780,200
-------------------------------------------------------------------------------------------------------------============
Electronics:           Texas Instruments, Inc.-Major producer of semiconductors and
Semiconductors 1.06%   electronic equipment                                                     21,100          2,154,838
-------------------------------------------------------------------------------------------------------------============
Financial:             FNMA-America's largest supplier of conventional home mortgages           26,800          1,901,125
Miscellaneous .94%
-------------------------------------------------------------------------------------------------------------============
Food 4.70%             Best Foods-Producer of diversified packaged foods                        50,900          2,554,544

                       ConAgra Inc.-Major producer of agricultural and consumer products        53,940          1,341,758

                       Heinz H.J. Co.-Domestic packaged foods producer                          97,900          4,570,706

                       Sara Lee Corp.-A diversified maker of branded food products,
                       apparel and household consumer products                                  48,000          1,068,000

                       Total                                                                                    9,535,008
-------------------------------------------------------------------------------------------------------------============
Health-Care            Baxter International Inc.-World's leading distributor and major
Products 1.09%         manufacturer of hospital supplies and related medical equipment          35,000          2,205,000
-------------------------------------------------------------------------------------------------------------============
Information            First Data Corp.-Information supplier for credit card processing
Processing             and related services                                                    114,500          4,859,094
Services 2.40%
-------------------------------------------------------------------------------------------------------------============
Insurance: Life 1.91%  American General Corporation-A leading provider of financial services, including life/health insurance, annuities, consumer
                       credit and mortgage financing                                            52,300          3,870,200
-------------------------------------------------------------------------------------------------------------============
Insurance: Property    Ace Ltd.-Insurance holding company specializing in property and
and Casualty 3.61%     casualty coverage                                                        72,600          2,196,150

                       Chubb Corp.-Broad-based property and casualty insurance organization     22,000          1,303,500

                       CIGNA Corp.-Multi-line insurance and medical services                    43,800          3,818,812

                       Total                                                                                    7,318,462
-------------------------------------------------------------------------------------------------------------============
Machinery:             Deere & Co.-World's largest manufacturer of farm equipment               41,200          1,771,600
Diversified .88%
-------------------------------------------------------------------------------------------------------------============
Miscellaneous .88%     Pepsi Bottling Group-Leading distributor of carbonated and
                       non-carbonated beverages                                                 84,800          1,786,100
-------------------------------------------------------------------------------------------------------------============
Natural Gas            Columbia Energy Group-Utility holding company and natural
Distribution 2.32%     gas distributor                                                          45,000          2,162,812

Statement of Net Assets
GROWTH & INCOME SERIES April 30, 1999

                                                                                             Shares or
                       Investments                                                    Principal Amount              Value
=========================================================================================================================
                       NICOR Inc.-Natural gas distributor in Illinois                           70,000       $  2,546,250

                       Total                                                                                    4,709,062
-------------------------------------------------------------------------------------------------------------============
Natural Gas            The Coastal Corporation-A diversified gas pipeline company               59,400          2,272,050
Diversified 1.12%
-------------------------------------------------------------------------------------------------------------============
Oil Well Equipment/    Baker Hughes Inc.-Supplier of products, services and systems to
Services 1.28%         the worldwide oil and gas industry                                       87,000          2,599,125
-------------------------------------------------------------------------------------------------------------============
Oil: International     BP Amoco plc ADR-Major integrated petroleum and natural gas
Integrated 7.54%       company with sizeable interests in chemicals                             37,434          4,237,061

                       Chevron Corp.-Worldwide petroleum company with important
                       interests in chemicals and minerals                                      23,600          2,354,100

                       Exxon Corp.-World's largest integrated oil company                       48,000          3,987,000

                       Mobil Corp.-Large international oil company                              45,000          4,713,750

                       Total                                                                                   15,291,911
-------------------------------------------------------------------------------------------------------------============
Paper and Forest       Georgia Pacific Corp.-Producer of paper and forest products              49,700          4,597,250
Products 3.46%

                       International Paper Co.-Producer of paper and forest products            45,400          2,420,387

                       Total                                                                                    7,017,637
-------------------------------------------------------------------------------------------------------------============
Pollution              Waste Management Inc.-A leading waste-management concern                 70,000          3,955,000
Control 1.95%
-------------------------------------------------------------------------------------------------------------============
Printing and           Gannett Co., Inc.-Major U.S. newspaper publisher                         30,000          2,124,375
Publishing 4.56%

                       Time Warner Inc.-A major entertainment, communications, printing
                       and publishing firm                                                      70,000          4,900,000

                       Tribune Co.-Major Chicago-based newsprint company                        26,500          2,211,094

                       Total                                                                                    9,235,469
-------------------------------------------------------------------------------------------------------------============
Retail: Dept &         Federated Department Stores Inc.-Leading department store retailer          100              4,669
Merchandise 2.15%

                       May Department Stores Co.-Leading department store retailer              37,500          1,492,969

                       Wal-Mart Stores Inc.-Largest U.S. discount retailer                      62,400          2,870,400

                       Total                                                                                    4,368,038
-------------------------------------------------------------------------------------------------------------============
Technology: Office
Products 1.16%         Xerox Corp.-World's leading duplication technology supplier              40,000          2,350,000
-------------------------------------------------------------------------------------------------------------============
Telecom and Data       AT&T Corp.-Global telecommunications giant                              100,500          5,075,250
Services 5.90%

                       *MCI WorldCom Inc.-Diversified telecommunications company                53,775          4,419,633

                       Sprint Corp. (FON Group)-Third largest long distance
                       telephone system                                                         20,000          2,051,250

                       Sprint Corp. (PCS Group)-Wireless communications                         10,000            423,750

                       Total                                                                                   11,969,883
-------------------------------------------------------------------------------------------------------------============
Telephone:             Alltel Corp.-Regional telephone holding company                          46,800          3,156,075
Regional 4.28%

                       Bell Atlantic Corp.-Regional telephone company                           33,600          1,936,200

                       BellSouth Corp.-Regional telephone company                               28,800          1,288,800

                       SBC Communication Inc.-Regional telephone monopoly                       41,000          2,296,000

                       Total                                                                                    8,677,075
-------------------------------------------------------------------------------------------------------------============
                       Total Investments in Common Stocks (Cost $124,862,416)                                 197,076,476
=========================================================================================================================
Other Assets, Less
Liabilities 2.79%
=========================================================================================================================
Short-term
Investments            Koch Industries, Inc. 4.91% due 5/3/1999 (Cost $5,998,363)           $6,000,000          5,998,363
-------------------------------------------------------------------------------------------------------------============
Cash and Receivables,
Net of Liabilities                                                                                               (342,004)
-------------------------------------------------------------------------------------------------------------============
                       Total Other Assets, Less Liabilities                                                     5,656,359
=========================================================================================================================
Net Assets 100.00%                                                                                           $202,732,835
=========================================================================================================================
                       Class A Shares-Net asset value ($91,777,052 / 8,642,271 shares outstanding)                 $10.62

                       Maximum offering price (net asset value plus sales charge of 5.75% of the offering price)   $11.27

                       Class B Shares-Net asset value ($6,766,198 /  636,518 shares outstanding)                   $10.63

                       Class C Shares-Net asset value ($104,189,585 / 9,839,851 shares outstanding)                $10.59

                         *Non-income producing security.
                       See Notes to Financial Statements.
         The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and unaudited.

Statement of Net Assets
INTERNATIONAL SERIES April 30, 1999

                                                                                             Shares or
                       Investments                                                    Principal Amount          US$ Value
=========================================================================================================================
Investments in Securities 92.83%
=========================================================================================================================
Foreign 83.63%
=========================================================================================================================
Australia 1.03%       *Novogen Limited-Biotechnology company specializing in plant sterol based OTC and eventually ethical pharmaceutical
                       products                                                              1,250,000       $  2,182,950
-------------------------------------------------------------------------------------------------------------============
Canada 11.31%         *Ballard Power Systems Inc.-Designs, manufactures and
                       develops methanol- or hydrogen-based fuel cells that are
                       the only true zero emission power source for vehicles                   443,000         16,859,701

                      *Descartes System Group Inc.-Supply chain automation &
                       integration software supplier                                           443,100          2,780,200

                       Timberwest Forest Corp.-Forestry land block consolidator
                       that also operates the assets to produce timber & pulp                  630,000          4,298,499

                       Total                                                                                   23,938,400
-------------------------------------------------------------------------------------------------------------============
Finland 4.41%          Pohjola-Findland's largest general insurance company
                       covering both the life and the non-life sectors                         100,000          4,746,924

                       Raisio Group plc-Producer of paper processing chemicals
                       and foodstuffs including a cholesterol-lowering margarine               500,000          4,577,580

                       Total                                                                                    9,324,504
-------------------------------------------------------------------------------------------------------------============
France 8.97%           Alcatel-One of the world's largest full-line heavy
                       electrical engineering firms                                             40,000          4,919,443

                       AXA-One of Europe's largest financial organizations                      40,000          5,173,459

                       ECIA Equipment & Components-Leading worldwide supplier
                       of car seat and exhaust pipe systems                                      9,500          1,182,444

                      *Guillemot Corp.-Designs, manufactures and distributes
                       computer accessories                                                     13,400            736,784

                       Thomson CSF-A major aerospace company                                    80,000          2,624,832

                      *TR Services-An information network service company specialized
                       in both data network and voice network technologies                      66,200            749,707

                       *UBI Soft Entertainment SA-One of the largest producers,
                       translators and distributors of games software in Europe                 23,100          3,300,620

                       UBI Soft Entertainment SA Conv. Debt 3.8% due 7/16/2005-One
                       of the largest producers, translators and distributors of
                       games software in Europe                                             $1,562,000            291,346

                       Total                                                                                   18,978,635
-------------------------------------------------------------------------------------------------------------============
Germany 28.27%         CeWe Color Holding AG-Photo processing company                            5,000          1,047,816

                       DaimlerChrysler AG-World's 3rd largest manufacturer of
                       cars and trucks                                                          40,000          3,956,299

                       Drillisch AG-Reseller of mobile phone and long distance
                       telephone capacity in the CAD/CAM/CAE integration industry               20,000          2,825,928

                       Eigner & Partner-A major software developer                               9,979          2,185,401

                       Gehe AG-Europe's largest pharmacy chain                                 100,000          4,604,040

                       GEA AG-Ord-One of the world's top suppliers of food and
                       pharmaceutical processing equipment                                      90,000          2,381,400

                       IWKA AG-Multi-line engineering company making packaging,
                       robot welding and defense equipment                                     150,000          3,381,588

                      *LHS Group Inc.-Leading global provider of client/server,
                       modular, customer care & billing services to telecomm utilities         150,000          5,310,522

                       MobilCom AG-Provides mobil telephone service                             15,000          3,778,488

                       MLP AG-Largest independent personal life insurance and
                       investment consultancy services                                          10,000          5,609,520

                       Preussag AG-Provides a wide range of industrial and
                       commercial products                                                      60,000          3,162,499

                       SAI Automotive AG-Europe's largest supplier of specialist
                       car interior modules-cockpits & doors                                   245,000          1,944,810

                       SAP AG Non Vtg Pref Dem-World's fourth-largest software
                       firm, dominating the global market for relational databases                 500            187,866

                       SAP Ord-World's fourth-largest software firm, dominating
                       the global market for relational databases                               10,000          3,206,952

                       SKW Trostberg AG-Specialist niche chemical firm producing
                       additives, coverings, adhesives, anti-corrosive paints and
                       oil well drilling products                                              150,000          3,635,604

                       Viag AG-Diversified group with utility, aluminum, chemical,
                       glass and packaging operations                                            8,000          4,072,723

                       Vossloh AG-Manufacturer of electrical lighting equipment as well as railway truck fasteners and the related
                       installation equipment                                                  150,000          4,096,008

Statement of Net Assets
INTERNATIONAL SERIES April 30, 1999

                                                                                             Shares or
                       Investments                                                    Principal Amount          US$ Value
=========================================================================================================================
                      *W.E.T. Automotive Systems AG-Leading global supplier of car
                       seat heating systems                                                     90,000       $  4,429,404

                       Total                                                                                   59,816,868
-------------------------------------------------------------------------------------------------------------============
Netherlands 2.14%      Hunter Douglas NV-Major global supplier of decorative building
                       fittings especially window blinds                                        30,000          1,158,948

                       Koninklijke Pakhoed NV-Largest chemical distributor worldwide            30,000            695,369

                       Stork NV-Engineering and service company focused on aircraft
                       parts, processing machinery and food manufacturing equipment            125,000          2,672,460

                       Total                                                                                    4,526,777
-------------------------------------------------------------------------------------------------------------============
Switzerland 2.40%      Baloise Holding Ltd.-Insurance group                                      3,750          3,073,286

                       Christ AG-Major global provider of water treatment chemicals
                       and purification equipment                                                  700            225,703

                       Saurer AG-Textile machinery and auto component manufacturing firm         1,100            645,062

                       Stratec Holding AG-Healthcare company concentrating on
                       osteosynthesis and prosthetics                                              600          1,142,632

                       Total                                                                                    5,086,683
-------------------------------------------------------------------------------------------------------------============
United Kingdom 25.10%  Ashtead Group plc-Major construction plant and machinery
                       hire firm                                                             1,800,000          6,561,115

                       DBS Management plc-Supplies independent financial advisors with financial product evaluation and administration
                       software and services                                                 1,000,000          2,357,625

                       First Technology plc-Designs and manufactures equipment
                       and systems for auto safety                                             944,500          5,525,142

                       General Electric Company plc-Electronics group                          125,000          1,319,626

                       Jarvis plc-Specialist engineering and service company focused
                       on the installation and maintenance of related track and signals        575,000          4,765,540

                       Johnson Matthey plc-Precision metal-based refinery, alloy
                       manufacturing and trading company                                       120,000          1,125,866

                       London Bridge Software Holdings plc-Develops software solutions and provides consultancy and related services for credit
                       risk management                                                          26,500            717,527

                       Mayflower Corp.-Specialist supplier of bus, coach and car bodies      2,750,000          9,205,196

                       NXT plc-Makes high quality loud speakers and has developed the
                       first commercial flatbed panel speaker                                  986,000          7,616,495

                       Pilkington plc-Manufactures and distributes glass for the
                       building and automotive markets                                       3,700,000          4,852,844

                       Precoat International plc-Processes and distributes precoated
                       steel in Europe and North America                                       760,000          1,522,720

                       Regal Hotel Group plc-Owns and operates more than 100 medium
                       quality, medium sized hotels and inns                                 5,000,000          2,132,322

                       Trifast plc-Distributes and manufactures industrial fasteners,
                       particularly for electronics and electrical concerns                    465,000          5,013,774

                       UTD Assurance Group-A major insurance provider                        3,500,000            394,279

                       Total                                                                                   53,110,071
                       --------------------------------------------------------------------------------------============
                       Total Investments in Foreign Securities (Cost $175,844,495)                            176,964,888
=========================================================================================================================
United States 9.20%
=========================================================================================================================
                      *Cheap Tickets Inc.-Sells discount tickets for leisure
                       air travel                                                               15,000            577,500

                      *Net.B@nk, Inc.-Provider of banking services over the internet           100,000         18,900,000

                       Total Investments in United States Securities (Cost $2,148,411)                         19,477,500
                       --------------------------------------------------------------------------------------============
                       Total Investments in Common Stocks (Cost $177,992,905)                                 196,442,388
=========================================================================================================================
Other Assets, Less Liabilities 7.17%
=========================================================================================================================
Short-term
Investments            Federal Home Loan Bank 4.80% due 5/3/1999 (Cost $17,995,199)        $18,000,000         17,995,199
-------------------------------------------------------------------------------------------------------------============
Cash                                                                                                              175,694
-------------------------------------------------------------------------------------------------------------============
Receivable for:        Securities sold                                                                         20,486,986

                       Dividends and interest                                                                   3,729,496

                       Capital stock sold                                                                         841,832

                       Other                                                                                       97,683

                       Total Other Assets                                                                      43,326,890
-------------------------------------------------------------------------------------------------------------============
Payable for:           Securities purchased                                                                    27,969,570

Statement of Net Assets
INTERNATIONAL SERIES April 30, 1999

                                                                                                                US$ Value
=========================================================================================================================
                       Capital stock reacquired                                                              $    192,856

                       Total Liabilities                                                                       28,162,426
                       --------------------------------------------------------------------------------------============
                       Total Other Assets, Less Liabilities                                                    15,164,464
=========================================================================================================================
Net Assets 100.00%                                                                                           $211,606,852
=========================================================================================================================
                       Class A Shares-Net asset value ($104,977,557 / 6,984,162 shares outstanding)                $15.03

                       Maximum offering price (net asset value plus sales charge of 5.75% of the offering price)   $15.95

                       Class B Shares-Net asset value ($22,752,945 / 1,524,088 shares outstanding)                 $14.93

                       Class C Shares-Net asset value ($20,421,525 / 1,369,028 shares outstanding)                 $14.92

                       Class P Shares-Net asset value ($1,295 / 86.172 shares outstanding)                         $15.03

                       Class Y Shares-Net asset value ($63,453,530 / 4,199,783 shares outstanding)                 $15.11

                         *Non-income producing security.
                       See Notes to Financial Statements.
            The descriptions of the companies shown in the portfolio,
          which were obtained from published reports and other sources believed to be reliable, are supplemental and unaudited.

Statement of Net Assets
WORLD BOND-DEBENTURE SERIES April 30, 1999

                                                                                             Shares or
                                                                                      Principal Amount
                       Investments                                                               (000)          US$ Value
=========================================================================================================================
Investments in Securities 96.19%
=========================================================================================================================
Foreign 56.58%
=========================================================================================================================
Argentina 3.14%        Argentina Zero coupon due 2023                                          $   200       $    150,380

                       Banco Hipotecario SA 13/2008                                                 35             36,225

                       Banco Hipotecario SA 13/2008+                                               200            207,000

                       Total                                                                                      393,605
-------------------------------------------------------------------------------------------------------------============
Bermuda 1.46%          Comcast UK Cable Part Zero coupon due 2007**                                200            182,500
-------------------------------------------------------------------------------------------------------------============
Brazil 4.95%           Republic of Brazil Zero coupon due 2024                                     200            132,580

                       Republic of Brazil 11 5/8/2004                                              500            487,500

                       Total                                                                                      620,080
-------------------------------------------------------------------------------------------------------------============
Bulgaria 2.15%         Bulgaria Zero coupon due 2011                                               400            268,920
-------------------------------------------------------------------------------------------------------------============
Canada 5.18%           Call-Net Enterprises Inc. Zero coupon due 2008                              350            235,375

                       Canada Airlines Corp. 10/2005                                               200            146,000

                       Clearnet Communications Zero coupon due 2009                                250            158,789

                       GST Telecommunications Inc.*                                              3,000 shs.        37,875

                       Rogers Communications Inc. 8 3/4/2007(a)                                    100             71,316

                       Total                                                                                      649,355
-------------------------------------------------------------------------------------------------------------============
Costa Rica .66%        Banco Central Costa Rica 6 1/4/2010                                         100             83,000
-------------------------------------------------------------------------------------------------------------============
Croatia .37%           Republic of Croatia 7/2002+                                                  50             46,500
-------------------------------------------------------------------------------------------------------------============
France 1.76%           AXA SA 2 1/2/2014(a)                                                        120            219,883
-------------------------------------------------------------------------------------------------------------============
Germany 4.03%          Deutsche Bank-Allianz 2/2003+(a)                                            200            224,910

                       Geberit International SA 10 1/8/2007(a)                                     150             93,348

                       Sirona Dental Systems 9 1/8/2008+(a)                                        325            185,987

                       Total                                                                                      504,245
-------------------------------------------------------------------------------------------------------------============
Greece 2.26%           Hellenic Republic 6 1/2/2014                                             55,000            188,681

                       Hellenic Republic 8.90/2003                                              27,000             94,905

                       Total                                                                                      283,586
                       --------------------------------------------------------------------------------------============

Statement of Net Assets
WORLD BOND-DEBENTURE SERIES April 30, 1999

                                                                                             Shares or
                                                                                      Principal Amount
                       Investments                                                               (000)          US$ Value
=========================================================================================================================
Korea 1.75%            Republic of Korea 8 7/8/2008                                            $   200       $    218,900
-------------------------------------------------------------------------------------------------------------============
Mexico 11.26%          Coca-Cola FemsaSA de CV 8.95/2006                                           100            101,250

                       Grupo Minero Mexico SA 8 1/4/2008                                           250            217,500

                       Grupo Televisa, SA Zero coupon due 2008                                     350            300,125

                       Pepsi-Gemex SA de CV 9 3/4/2004+                                            250            253,125

                       TV Azteca SA de CV 10 1/2/2007                                              200            174,000

                       United Mexican States 9 3/4/2005                                            250            260,000

                       United Mexican States 9 7/8/2007                                            100            105,156

                       Total                                                                                    1,411,156
-------------------------------------------------------------------------------------------------------------============
Panama 2.27%           Republic of Panama 8 7/8/2027                                               300            284,625
-------------------------------------------------------------------------------------------------------------============
Peru 2.15%             Peru-Past Due Interest Zero coupon due 2017                                 400            269,680
-------------------------------------------------------------------------------------------------------------============
Philippines 2.46%      Republic of Philippines 8 7/8/2008                                          300            308,250
-------------------------------------------------------------------------------------------------------------============
Poland 1.25%           Poland-Reg'd - Par Zero coupon due 2024                                     100             64,290

                       Poland non-US Glb bearer Zero coupon due 2014                               100             92,170

                       Total                                                                                      156,460
-------------------------------------------------------------------------------------------------------------============
United Kingdom 9.48%   Esprit Telecom Group plc 11/2008(a)                                         350            207,870

                       Esprit Telecom Group plc 10 7/8/2008+                                       150            162,375

                       Orange plc 8 5/8/2008(a)                                                    200            345,999

                       RSL Communications plc Zero coupon due 2008                                 300            104,713

                       Swiss Life Finance Ltd Conv. 2/2003+                                        150            158,437

                       Telewest plc Zero coupon due 2009+                                          300            207,750

                       Total                                                                                    1,187,144
                       --------------------------------------------------------------------------------------============
                       Total Investments in Foreign Securities (Cost $7,108,670)                                7,087,889
=========================================================================================================================
Domestic 39.61%
=========================================================================================================================
United States 39.61%   Allbritton Communications Co. 9 3/4/2007                                    119            127,925

                       America West Airlines 10 3/4/2005                                           100            106,750

                       American Mobile Satellite Corp. Warrants expiring 4/1/2008+                 150 shs.         4,537

                       Arbor Software Corp. Conv. 4 1/2/2005+                                      125             86,308

                       Big Flower Press 8 7/8/2007                                                 150            153,750

                       Bresnan Communications  9 1/4/2009+                                         225            155,813

                       BE Aerospace Inc. 9 7/8/2006                                                 50             53,375

                       Chancellor Media Corp. 10 1/2/2007                                          100            110,500

                       CHTT 8 7/8/2008                                                             200            202,500

                       Cumulus Media Inc. 10 3/8/2008                                              150            163,125

                       Diamond Triumph Auto Glass, Inc. 9 1/4/2008+                                150            152,250

                       DHI 10/2006                                                                 150            160,875

                       Fox/Liberty Networks LLC 8 7/8/2007                                         200            219,000

                       General Electric Cap Corp. 8/1999(a)                                        180            293,961

                       Global Crossing Holding Ltd. 9 5/8/2008                                     150            168,000

                       Integrated Health Services Inc. 9 1/2/2007                                  100             78,250

                       Iron Mountain Inc. 8 3/4/2009                                                50             51,500

                       Iron Mountain Inc. 10 1/8/2006                                              150            163,688

                       Jefferson-Pilot Corp. (NBX) $5.256 Conv. Pfd                              1,000 shs.       120,000

                       Merrill Lynch & Co. Conv. 1 1/2/2005                                        200            206,000

                       Monsanto Co. Conv. Pfd. 6.50%                                             2,000 shs.        92,125

                       Nortek Inc. 8 7/8/2008+                                                     175            181,563

                       NTL Inc Zero Coupon due 2009(a)                                             250            246,424

                       Orbital Imaging Corp. Warrants expiring 3/1/2005+                           150 shs.         6,000

Statement of Net Assets
WORLD BOND-DEBENTURE SERIES April 30, 1999

                                                                                             Shares or
                                                                                      Principal Amount
                       Investments                                                               (000)          US$ Value
=========================================================================================================================
                       Orbital Imaging Corp. 11 5/8/2005                                        $  150          $ 143,250

                       Owens-Illinois Inc Conv. Pfd. 4.750%                                      2,000 shs.        81,500

                       Pierce Leahy Corp. 11 1/8/2006                                              200            224,000

                       Prime Succession Acquisition Corp. 10 3/4/2004                              150            110,250

                       Purina Mills Inc. 9/2010                                                    100             88,000

                       Renaissance Media Group Zero Coupon due 2008+                               100             72,500

                       Roche Holdings Inc. Zero coupon Conv. due 2010+                             175            115,719

                       Saul B.F. Real Estate Investment Trust 9 3/4/2008                           150            143,250

                       Scotts Co. 8 5/8/2009+                                                      200            208,250

                       Sinclair Broadcasting Group Inc. 10/2005                                    100            105,750

                       Splitrock Services Inc. Warrants expiring 7/15/2008*                         50 shs.         4,250

                       Splitrock Services Inc. 11 3/4/2008                                          50             51,000

                       Trump Atlantic City Associates Funding 11 1/4/2006                          100             87,500

                       Viatel Inc. 11 1/4/2008                                                     200            209,500

                       Viatel Inc. 14 1/4/2011(a)                                                   10             13,636

                       Total Investments in United States Securities (Cost $4,950,540)                          4,962,574
                       --------------------------------------------------------------------------------------============
                       Total Investments in Securities (Cost $12,059,210)                                      12,050,463
=========================================================================================================================
Other Assets, Less Liabilities 3.81%
=========================================================================================================================
Cash                                                                                                                7,080
=========================================================================================================================
Receivable for:        Securities sold                                                                            934,791

                       Dividends and interest                                                                     271,294

                       Capital stock sold                                                                         262,300

                       Other                                                                                      105,998

                       Total Other Assets                                                                       1,581,463
-------------------------------------------------------------------------------------------------------------============
Payable for:           Securities purchased                                                                       905,190

                       Capital stock reacquired                                                                   198,812

                       Total Liabilities                                                                        1,104,002
-------------------------------------------------------------------------------------------------------------============
                       Total Other Assets, Less Liabilities                                                       477,461
=========================================================================================================================
Net Assets 100.00%                                                                                           $ 12,527,924
=========================================================================================================================
                       Class A Shares-Net asset value ($9,014,613 / 905,862 shares outstanding)                    $ 9.95

                       Maximum offering (net asset value plus sales charge of 4.75% of the offering price)         $10.45

                       Class B Shares-Net asset value ($1,707,429 / 171,661 shares outstanding)                    $ 9.95

                       Class C Shares-Net asset value ($1,805,882 / 181,642 shares outstanding)                    $ 9.94

                   (a) Investments in non-U.S. dollar-denominated securities
                       (15.19%). The remaining securities (84.81%) are invested in U.S. dollar-denominated securities.
                     * Non-income producing security.
                    ** Deferred-interest debentures pay no interest for a
                       stipulated number of years, after which they pay a predetermined coupon rate.
                     + Restricted security under Rule 144A.
                       See Notes to Financial Statements.

Statement of Net Assets
ALPHA SERIES April 30, 1999

                                                                                             Shares or
                       Investments                                                    Principal Amount          US$ Value
=========================================================================================================================
Investments in Securities 99.37%
=========================================================================================================================
                       Lord Abbett Developing Growth Fund, Inc.-Class Y                      2,666,874       $ 44,110,098

                       Lord Abbett Research Fund-Small-Cap Value Series-Class Y              2,950,930         44,795,118

                       Lord Abbett Securities Trust-International Series-Class Y             4,192,711         63,351,865

                       Total Investments in Securities (Cost $145,420,131)                                    152,257,081
=========================================================================================================================
Other Assets, Less Liabilities .63%
=========================================================================================================================
Short-term
Investments            Koch Industries, Inc. 4.91% due 5/3/1999 (Cost $224,939)             $  225,000            224,939
-------------------------------------------------------------------------------------------------------------============
Cash and Receivables,
Net of Liabilities                                                                                                734,832
-------------------------------------------------------------------------------------------------------------============
                       Total Other Assets, Less Liabilities                                                       959,771
=========================================================================================================================
Net Assets 100.00%                                                                                           $153,216,852
=========================================================================================================================
                       Class A Shares-Net asset value ($71,933,270 / 4,582,050 shares outstanding)                 $15.70

                       Maximum offering price (net asset value plus sales charge of 5.75% of the offering price)   $16.66

                       Class B Shares-Net asset value ($49,956,949 / 3,207,948 shares outstanding)                 $15.57

                       Class C Shares-Net asset value ($31,326,633 / 2,012,005 shares outstanding)                 $15.57

                       See Notes to Financial Statements.

Statements of Operations

                                                                                             Six Months Ended 4/30/99
                                                              -------------------------------------------------------
                                                                 Growth &                   World Bond-
                                                                   Income   International     Debenture         Alpha
Investment Income                                                  Series          Series        Series        Series
=====================================================================================================================
Income      Dividends                                         $ 1,431,824     $ 4,350,188    $    7,491   $ 1,134,889

            Interest                                              176,961         360,494       662,050         2,806

            Foreign taxes withheld                                     --         (75,747)       (2,524)           --

            Total income                                        1,608,785       4,634,935       667,017     1,137,695
            ---------------------------------------------------------------------------------------------------------
Expenses    Management fee                                        692,063         666,190        45,053       332,873

            Management fee waived                                      --              --       (45,053)     (332,873)

            12b-1 distribution plan--Class A                       98,261         120,836        12,849        86,386

            12b-1 distribution plan--Class B                       22,342          92,788         8,078       216,184

            12b-1 distribution plan--Class C                      464,848          82,361         8,806       133,015

            Shareholder servicing                                 157,711         253,636         6,924       194,070

            Report to shareholders                                 14,519          18,902         1,222        10,460

            Professional                                           17,882          26,214         5,758        12,914

            Registration                                           19,317          25,481        13,084        16,454

            Organization                                            1,828           1,691         2,046         3,585

            Directors' fees                                         2,218             556           329         1,040

            Other                                                  11,674          10,756         4,775        11,215

            Total expenses before reductions and
            reimbursements                                      1,502,663       1,299,411        63,871       685,323
            ---------------------------------------------------------------------------------------------------------
            Expenses assumed by Lord Abbett                            --              --       (12,000)           --

            Expenses assumed by Underlying Funds                       --              --            --      (248,869)

            Expense reductions                                     (7,118)         (3,600)          (84)         (869)
            ---------------------------------------------------------------------------------------------------------
            Net expenses                                        1,495,545       1,295,811        51,787       435,585
            ---------------------------------------------------------------------------------------------------------
            Net investment income                                 113,240       3,339,124       615,230       702,110
            ---------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments and
Foreign Currency Transactions
=====================================================================================================================
Net realized gain (loss) from investment and foreign
currency transactions                                          11,553,160       8,018,238      (159,622)      476,707
---------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments
and foreign currency holdings                                  22,639,304      27,229,713       579,945    24,323,419
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and
foreign currency transactions                                  34,192,464      35,247,951       420,323    24,800,126
---------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations          $34,305,704     $38,587,075    $1,035,553   $25,502,236
=====================================================================================================================

            See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                             Six Months Ended 4/30/99
                                                              -------------------------------------------------------
                                                                 Growth &                   World Bond-
                                                                   Income   International     Debenture         Alpha
Increase (Decrease) in Net Assets                                  Series          Series        Series        Series
=====================================================================================================================
Operations  Net investment income                             $   113,240     $ 3,339,124    $  615,230   $   702,110

            Net realized gain (loss) from investment and
            foreign currency transactions                      11,553,160       8,018,238      (159,622)      476,707

            Net change in unrealized appreciation of
            investments and foreign currency holdings          22,639,304      27,229,713       579,945    24,323,419

            Net increase in net assets resulting from
            operations                                         34,305,704      38,587,075     1,035,553    25,502,236
---------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:

            Class A                                              (401,032)       (567,116)     (369,088)           --

            Class B                                                (3,850)        (20,005)      (62,667)           --

            Class C                                               (97,485)        (17,514)      (69,714)           --

            Class Y                                                    --        (257,274)           --            --

            Total                                                (502,367)       (861,909)     (501,469)           --
---------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gain from investment and foreign currency transactions:

            Class A                                            (2,606,705)       (150,119)     (146,447)           --

            Class B                                              (125,113)        (30,008)      (26,529)           --

            Class C                                            (3,168,272)        (26,271)      (29,786)           --

            Class Y                                                    --         (82,695)           --            --

            Total                                              (5,900,090)       (289,093)     (202,762)           --
            ---------------------------------------------------------------------------------------------------------
            Total distributions                                (6,402,457)     (1,151,002)     (704,231)           --
---------------------------------------------------------------------------------------------------------------------
Capital share transactions:

            Net proceeds from sales of shares                  20,550,788      62,173,618     3,144,203    42,356,235

            Net asset value of shares issued in reinvestment
            of dividends and distributions                      5,996,380       1,128,075       483,607            --

            Total                                              26,547,168      63,301,693     3,627,810    42,356,235
            ---------------------------------------------------------------------------------------------------------
            Cost of shares reacquired                         (17,621,678)    (42,163,419)   (1,565,019)  (20,920,387)
            ---------------------------------------------------------------------------------------------------------
            Increase in net assets derived from capital
            share transactions                                  8,925,490      21,138,274     2,062,791    21,435,848
            ---------------------------------------------------------------------------------------------------------
Increase in net assets                                         36,828,737      58,574,347     2,394,113    46,938,084
---------------------------------------------------------------------------------------------------------------------
Net Assets

            Beginning of period                               165,904,098     153,032,505    10,133,811   106,278,768
            ---------------------------------------------------------------------------------------------------------
            End of the period+                               $202,732,835    $211,606,852   $12,527,924  $153,216,852
            =========================================================================================================

          + Including undistributed net investment income of $1,325,294, $3,198,876, $376,700 and $702,110, respectively.
            See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                                 12/18/97        12/29/97
                                                                                            (Commencement   (Commencement
                                                                                           of Operations)  of Operations)
                                                                      Year Ended 10/31/98     to 10/31/98     to 10/31/98
                                                              ---------------------------  --------------  --------------
                                                                 Growth &                     World Bond-
                                                                   Income   International       Debenture           Alpha
Increase (Decrease) in Net Assets                                  Series          Series          Series          Series
=========================================================================================================================
Operations  Net investment income                            $    716,975    $    734,578     $   419,904    $   (255,720)

            Net realized gain (loss) from investment and
            foreign currency transactions                       5,911,754         772,716        (256,978)       (164,572)

            Net change in unrealized appreciation of
            investments and foreign currency holdings           9,416,949     (11,465,508)       (573,481)    (17,486,469)

            Net increase (decrease) in net assets resulting
            from operations                                    16,045,678      (9,958,214)       (410,555)    (17,906,761)
-----------------------------------------------------------------------------------------     -----------    ------------
Distributions to shareholders from net investment income:

            Class A                                              (260,319)        (75,253)       (273,961)             --

            Class B                                                    --              --         (31,624)             --

            Class C                                                    --              --         (44,552)             --

            Class Y                                                    --              --              --              --

            Total                                                (260,319)        (75,253)       (350,137)             --
            -----------------------------------------------------------------------------     -----------    ------------
Distributions to shareholders from net realized gain from investment and foreign currency transactions:

            Class A                                            (3,955,825)             --              --              --

            Class B                                               (22,589)             --              --              --

            Class C                                            (5,643,683)             --              --              --

            Class Y                                                    --              --              --              --

            Total                                              (9,622,097)             --              --              --
            -----------------------------------------------------------------------------     -----------    ------------
            Total distributions                                (9,882,416)        (75,253)       (350,137)             --
-----------------------------------------------------------------------------------------     -----------    ------------
Share transactions:

            Net proceeds from sales of shares                  31,813,070     152,668,725      12,071,035     131,488,957

            Net asset value of shares issued to shareholders
            in reinvestment of dividends and distributions      9,259,717          71,968         256,482              --

            Total                                              41,072,787     152,740,693      12,327,517     131,488,957
            -----------------------------------------------------------------------------     -----------    ------------
            Cost of shares reacquired                         (24,323,626)    (27,009,220)     (2,433,514)     (7,313,428)
            -----------------------------------------------------------------------------     -----------    ------------
            Increase in net assets derived from capital
            share transactions                                 16,749,161     125,731,473       9,894,003     124,175,529
            -----------------------------------------------------------------------------     -----------    ------------
Increase in net assets                                         22,912,423     115,698,006       9,133,311     106,268,768
-----------------------------------------------------------------------------------------     -----------    ------------
Net Assets

            Beginning of period                               142,991,675      37,334,499       1,000,500          10,000
            -----------------------------------------------------------------------------     -----------    ------------
            End of period+                                   $165,904,098    $153,032,505     $10,133,811    $106,278,768
            =============================================================================================================

           +Including undistributed net investment income of $297,775, $721,661, $262,939 and $0, respectively.
            See Notes to Financial Statements.

Financial Highlights
GROWTH & INCOME SERIES

                                                                        Class A Shares                                Class B Shares
                                      ------------------------------------------------   -------------------------------------------
                                      Six Months                    Year                 Six Months            Year
                                           Ended                   Ended                      Ended           Ended
                                           4/30,                  10/31,    7/15/96(a)        4/30,          10/31,        6/5/97(a)
Per Share Operating Performance:            1999          1998      1997   to 10/31/96         1999            1998      to 10/31/97
======================================================================================   ===========================================
Net asset value, beginning
of period                               $  9.15        $ 8.79    $ 7.09        $ 6.50       $ 9.13          $ 8.80        $ 8.20
--------------------------------------------------------------------------------------   -------------------------------------------
Income from investment operations

    Net investment income (loss)            .03(e)        .057      .093          .028        (.01)(e)          --(d)         --(d)

    Net realized and unrealized gain
    on investments                         1.82           .928     1.781          .589        1.85             .92           .60

    Total from investment operations       1.85           .985     1.874          .617        1.84             .92           .60
    ----------------------------------------------------------------------------------   -------------------------------------------
    Distributions

    Dividends from net investment
    income                                 (.05)         (.035)    (.099)        (.027)       (.01)             --            --

    Distributions from net realized
    gain                                   (.33)         (.590)    (.075)          --         (.33)           (.590)          --

    Total distributions                    (.38)         (.625)    (.174)        (.027)       (.34)           (.590)          --
    ----------------------------------------------------------------------------------   -------------------------------------------
Net asset value, end of period           $10.62        $ 9.15    $ 8.79        $ 7.09       $10.63          $ 9.13        $ 8.80
--------------------------------------------------------------------------------------   -------------------------------------------
Total Return(b)                           20.81%(c)     11.97%    26.78%        12.10%(c)    20.68%(c)       11.17%         7.19%(c)
====================================================================================================================================
Ratios to Average Net Assets:

    Expenses, including waiver              .61%(c)(f)   1.22%     1.29%          .39%(c)      .97%(c)(f)     1.98%          .86%(c)

    Expenses, excluding waiver              .61%(c)      1.22%     1.29%          .39%(c)      .97%(c)        1.98%          .86%(c)

    Net investment income (loss)            .26%(c)       .88%     1.15%          .40%(c)     (.13)%(c)        .09%          .01%(c)
    ================================================================================================================================

                                Six Months Ended                                                      Class C Shares
                                ------------------------------------------------------------------------------------
                                           4/30,                                 Year Ended 10/31,         1/3/94(g)
Per Share Operating Performance:            1999           1998         1997       1996       1995       to 10/31/94
====================================================================================================================
Net asset value, beginning of period      $ 9.11         $ 8.80       $ 7.09     $ 6.04     $ 5.07        $ 5.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations

    Net investment income (loss)            (.01)(e)        .011         .032       .0949      .12           .089

    Net realized and unrealized
    gain on investments                     1.83            .889        1.790      1.0986      .97           .041

    Total from investment operations        1.82            .900        1.822      1.1935     1.09           .130
    ----------------------------------------------------------------------------------------------------------------
    Distributions

    Dividends from net investment
    income                                  (.01)             --        (.037)     (.1035)    (.12)         (.06)

    Distributions from net
    realized gain                           (.33)          (.590)       (.075)     (.04)        --            --

    Total distributions                     (.34)          (.590)       (.112)     (.144)     (.12)         (.06)
    ----------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $10.59         $ 9.11       $ 8.80     $ 7.09     $ 6.04        $ 5.07
--------------------------------------------------------------------------------------------------------------------
Total Return(b)                            20.50%(c)      10.94%(d)    26.24%     20.02%     21.83%         2.62%(c)
====================================================================================================================
Ratios to Average Net Assets:

    Expenses, including waiver               .97%(c)(f)    1.98%        2.05%      1.55%      1.16%          .61%(c)

    Expenses, excluding waiver               .97%(c)       1.98%        2.05%      2.01%      1.91%         1.94%(c)

    Net investment income (loss)            (.10)%(c)       .12%         .39%      1.36%      2.06%         2.03%(c)
    ================================================================================================================

                                Six Months Ended
Supplemental Data for                      4/30,                                 Year Ended 10/31,         1/3/94(g)
All Classes:                                1999           1998         1997       1996       1995       to 10/31/94
====================================================================================================================
    Net assets, end of period (000)     $202,733       $165,904    $ 142,992  $ 113,962    $32,770       $ 9,160

    Portfolio turnover rate                24.15%         45.83%       36.37%     23.84%     23.17%        31.95%
    ================================================================================================================

(a) Commencement of offering respective  class shares.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c) Not annualized.
(d) Amount less than $.01.
(e) Calculated using average shares outstanding during the period.
(f) The ratio includes expenses paid through an expense offset arrangement.
(g) Commencement of operations.
    See Notes to Financial Statements.

Financial Highlights
INTERNATIONAL SERIES

                                                              Class A Shares                               Class B Shares
                                      --------------------------------------   ------------------------------------------
                                      Six Months     Year Ended                Six Months    Year Ended
                                           Ended         10/31,  12/13/96(a)        Ended        10/31,         6/2/97(b)
Per Share Operating Performance:         4/30/99           1998  to 10/31/97      4/30/99          1998       to 10/31/97
=============================================================================  ==========================================
Net asset value, beginning
of period                                 $12.39         $10.86       $ 9.42       $12.28        $10.83       $10.26
----------------------------------------------------------------------------   ------------------------------------------
Income (loss) from investment
operations

    Net investment income (loss)             .24(e)         .11(e)       .07          .20(e)        .02(e)      (.03)

    Net realized and unrealized
    gain on investments and
    foreign currency holdings               2.51           1.45         1.37         2.49          1.43          .60

    Total from investment
    operations                              2.75           1.56         1.44         2.69          1.45          .57
    ------------------------------------------------------------------------   ------------------------------------------
Distributions

    Dividends from net
    investment income                       (.09)          (.03)          --         (.02)           --           --

    Distributions from net
    realized gain                           (.02)            --           --         (.02)           --           --

    Total distributions                     (.11)          (.03)          --         (.04)           --           --
    ------------------------------------------------------------------------   ------------------------------------------
Net asset value, end of period            $15.03         $12.39       $10.86       $14.93        $12.28       $10.83
----------------------------------------------------------------------------   ------------------------------------------
Total Return(c)                            22.36%(d)      14.36%       15.21%(d)    21.95%(d)     13.39%(d)     5.56%(d)
=========================================================================================================================
Ratios to Average Net Assets:

    Expenses                                 .70%(d)(f)    1.31%        1.23%(d)     1.05%(d)(f)   2.03%         .87%(d)

    Net investment income (loss)            1.88%(d)        .80%         .41%(d)     1.54%(d)       .18%       (0.46)%(d)
    =====================================================================================================================

                                                              Class C Shares  Class P Shares                 Class Y Shares
                                      --------------------------------------  --------------    ---------------------------
                                      Six Months     Year Ended                                 Six Months
                                           Ended         10/31,    6/2/97(b)       3/9/99(b)         Ended      12/30/97(b)
Per Share Operating Performance:         4/30/99           1998  to 10/31/97      to 4/30/99       4/30/99      to 10/31/98
============================================================================  ==============    ===========================
Net asset value, beginning
of period                                 $12.28         $10.83       $10.26          $12.70        $12.41       $11.28
----------------------------------------------------------------------------  --------------    ---------------------------
Income (loss) from investment
operations

    Net investment income (loss)             .23(e)         .02(e)      (.03)            .27(e)        .27(e)       .15(e)

    Net realized and unrealized gain
    on investments and foreign
    currency holdings                       2.45           1.43          .60            2.06          2.52          .98

    Total from investment
    operations                              2.68           1.45          .57            2.33          2.79         1.13
    ------------------------------------------------------------------------  --------------    ---------------------------
Distributions

    Dividends from net
    investment income                       (.02)            --           --              --          (.07)          --

    Distributions from net
    realized gain                           (.02)            --           --              --          (.02)          --

    Total distributions                     (.04)            --           --              --          (.09)          --
    ------------------------------------------------------------------------  --------------    ---------------------------
Net asset value, end of period            $14.92         $12.28       $10.83          $15.03        $15.11       $12.41
----------------------------------------------------------------------------  --------------    ---------------------------
Total Return(c)                            21.87%(d)      13.39%(d)     5.56%(d)       18.35%(d)     22.67%(d)    10.02%(d)
===========================================================================================================================
Ratios to Average Net Assets:

    Expenses                                1.06%(d)(f)    2.05%         .87%(d)         .16%(d)(f)    .56%(d)(f)   .84%(d)

    Net investment income (loss)            1.74%(d)       .12%        (0.46)%(d)       1.94%(d)      2.05%(d)     1.11%(d)
    =======================================================================================================================

                                    Six Months Ended   Year Ended
                                               4/30,       10/31,   12/13/96(a)
Supplemental Data for All Classes:              1999         1998   to 10/31/97
================================================================================
    Net assets, end of period (000)         $211,607     $153,033       $37,334

    Portfolio turnover rate                    63.70%       20.52%        29.72%
    ============================================================================

(a) Commencement of operations.
(b) Commencement of offering respective class shares.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d) Not annualized.
(e) Calculated using average shares outstanding during the period.
(f) The ratio includes expenses paid through an expense offset arrangement. See Notes to Financial Statements.

Financial Highlights
WORLD BOND-DEBENTURE SERIES

                                                Class A Shares             Class B Shares               Class C Shares
                                     -------------------------- -------------------------  ---------------------------
                                     Six Months                 Six Months                 Six Months
                                          Ended                      Ended                      Ended
                                          4/30,    12/18/97(a)       4/30,    12/19/97(b)       4/30,      12/19/97(b)
Per Share Operating Performance:           1999    to 10/31/98        1999    to 10/31/98        1999      to 10/31/98
==============================================================  =========================  ===========================
Net asset value, beginning
of period                              $   9.66     $    10.00    $   9.65     $    10.00    $   9.65     $    10.00
----------------------------------------------------------------  -------------------------  -------------------------
Income (loss) from investment
operations

    Net investment income                   .52(e)         .511        .47(e)         .406        .48(e)         .395

    Net realized and unrealized
    gain (loss) on investments and
    foreign currency holdings               .38           (.425)       .40           (.372)       .38           (.361)

    Total from investment operations        .90            .086        .87            .034        .86            .034
    ------------------------------------------------------------  -------------------------  -------------------------
    Distributions

    Dividends from net investment
    income                                 (.43)          (.426)      (.39)          (.384)      (.39)          (.384)

    Distributions from net
    realized gain                          (.18)             --       (.18)             --       (.18)             --

    Total distributions                    (.61)          (.426)      (.57)          (.384)      (.57)          (.384)
    ------------------------------------------------------------------------------------------------------------------
Net asset value, end of period         $   9.95     $     9.66    $   9.95     $     9.65    $   9.94     $     9.65
----------------------------------------------------------------------------------------------------------------------
Total Return(c)(d)                         9.51%           .75%       9.24%           .24%       9.13%           .24%
======================================================================================================================
Ratios to Average Net Assets(d):

    Expenses, including waiver              .33%(f)        .55%        .69%(f)       1.28%        .68%(f)       1.28%

    Expenses, excluding waiver              .81%          1.20%       1.17%          1.93%       1.16%          1.93%

    Net investment income                  5.23%          7.08%       4.82%          6.67%       4.90%          6.62%
    ==================================================================================================================

                                              Six Months Ended
                                                         4/30,     12/18/97(a)
Supplemental Data for All Classes:                        1999     to 10/31/98
================================================================================

    Net assets, end of period (000)                    $12,528         $10,134

    Portfolio turnover rate                              50.09%         159.14%
    ============================================================================

(a) Commencement of operations. (b) Commencement of offering respective class shares. (c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions. (d) Not annualized.
    (e) Calculated using average shares outstanding during the period.
    (f) The ratio includes expenses paid through an expense offset arrangement. See Notes to Financial Statements.

Financial Highlights
ALPHA SERIES

                                                 Class A Shares                    Class B Shares                     Class C Shares
                                -------------------------------   -------------------------------  ---------------------------------
                                Six Months Ended                  Six Months Ended                 Six Months Ended
                                           4/30,    12/29/97(a)              4/30,    12/29/97(a)             4/30,      12/29/97(a)
Per Share Operating Performance:            1999    to 10/31/98               1999    to 10/31/98              1999      to 10/31/98
===============================================================   ===============================  =================================
Net asset value, beginning
of period                              $   12.91      $   13.52          $   12.85      $   13.52         $   12.86      $   13.52
-----------------------------------------------------------------   -------------------------------   ------------------------------
Income (loss) from investment
operations

    Net investment income
    (loss)(d)                                .10           (.03)               .05           (.11)              .05           (.11)

    Net realized and unrealized
    loss on investments                     2.69           (.58)              2.67           (.56)             2.66           (.55)

    Total from investment
    operations                              2.79           (.61)              2.72           (.67)             2.71           (.66)
    -------------------------------------------------------------   -------------------------------   ------------------------------
Net asset value, end of period         $   15.70      $   12.91          $   15.57      $   12.85         $   15.57      $   12.86
-----------------------------------------------------------------   -------------------------------   ------------------------------
Total Return(b)(c)                         21.61%         (4.51)%(d)         21.17%         (4.96)%(d)        21.07%         (4.88)%
====================================================================================================================================
Ratios to Average Net Assets(c):

    Expenses, including waiver               .14%(e)        .21%               .49%(e)        .83%              .49%(e)        .82%

    Expenses, excluding waiver               .39%           .63%               .74%          1.26%              .74%          1.24%

    Net investment income (loss)             .72%          (.18)%              .37%          (.81)%             .36%          (.82)%
    ================================================================================================================================

                                            Six Months Ended
                                                       4/30,        12/29/97(a)
Supplemental Data for All Classes:                      1999        to 10/31/98
===============================================================================
    Net assets, end of period (000)                 $153,217          $106,279

    Portfolio turnover rate                             1.85%             0.01%
    ===========================================================================

(a) Commencement of operations. (b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions. (c) Not annualized. (d) Calculated using average shares outstanding during the period.
(e) The ratio includes expenses paid through an expense offset arrangement. See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies

Lord Abbett Securities Trust (the "Trust") is an open-end management investment company, organized as a Delaware business trust. The Trust currently consists of four separate portfolios ("Series")-Lord Abbett Growth & Income Series ("Growth & Income"), Lord Abbett International Series ("International"), Lord Abbett World Bond-Debenture Series ("World Bond-Debenture") and Lord Abbett Alpha Series ("Alpha"). Effective December 18, 1997, the World Bond-Debenture Series was added, and the Trust received a capital contribution of $1,000,500 and issued 100,050 shares to the partners of Lord Abbett & Co. ("Lord Abbett"). The Alpha Series was added on December 29, 1997 at which time the Trust received a capital contribution of $10,000 and issued 740 shares of the Alpha Series to the partners of Lord Abbett. The Alpha Series invests in other funds managed by Lord Abbett ("Underlying Funds"). Each Series is diversified as defined under the Investment Company Act of 1940. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements:

The following summarizes the significant accounting policies of the Trust: (a) Security valuation is determined as follows: Portfolio securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and ask prices on such exchange. Securities traded in the over-the-counter market are valued at the mean between the last bid and ask prices in such market, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Short-term securities maturing in 60 days or less are valued at amortized cost which approximates market value. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Trustees. (b) Transactions denominated in foreign currencies are recorded in the Trust's records at the rate prevailing when earned or incurred. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. (c) The Trust may write call options on securities it owns. Premiums received by the Trust upon writing covered call options are included in the Trust's statement of net assets as an asset and an equivalent liability. The liability is adjusted daily to the market value of the options written. If an option expires, or if the Trust enters into a closing purchase transaction, the Trust realizes a gain or, if the cost of a closing purchase transaction exceeds the premium originally received, a loss, and the liability related to the option is extinguished. If an option is exercised, the proceeds of the sale of the underlying security are increased by the premium originally received when the option was written. (d) It is the policy of the Trust to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no federal income tax provision is required. (e) Security transactions are recorded on the date that the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Net investment income (other than distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. (f) Organization expenses are amortized evenly over a period of five years.

2. Management Fee and Other Transactions with Affiliates

The Trust has a management agreement with Lord Abbett pursuant to which Lord Abbett supplies the Trust with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Trust's investment portfolios. The management fee is based on average daily net assets at the rate of 0.75% per annum for International and World Bond-Debenture Series and 0.50% per annum for the Alpha Series. The management fee for Growth & Income Series is based on average daily net assets at the following annual rates: 0.75% on the first $200 million; 0.65% on the next $300 million; and 0.50% on the excess over $500 million. Lord Abbett waived its fee for the World Bond-Debenture and Alpha Series for the six months ended April 30, 1999. Lord Abbett has entered into a sub-advisory agreement with Fuji-Lord Abbett International, Ltd. ("sub-adviser"). Lord Abbett is a minority owner of the sub-adviser. The sub-adviser furnishes investment advisory services in connection with the management of the International Series. Lord Abbett pays for the cost of the sub-adviser's services.

Each Series of the Trust has Rule 12b-1 plans and agreements with respect to one or more classes of shares as described below (the "Class A, Class B and Class C Plans") with Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. Each Series makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, each Series pays Distributor (1) an annual service fee of 0.25% of the average daily net assets of Class A shares, (2) a one-time distribution fee of up to 1% on certain qualifying purchases and (3) a supplemental annual distribution fee of 0.10% of the average daily net assets of Class A shares serviced by certain qualifying institutions. Pursuant to the Class B Plan, each Series pays Distributor an annual service and distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the Class B shares. Pursuant to the Class C Plan, each Series pays Distributor (1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the net asset value of such shares sold and (2) at each quarter-end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average annual net asset value of such shares outstanding. Pursuant to the Class P Plan, the Trust pays Distributor an annual service and distribution fee of 0.20% and 0.25%, respectively, of the average daily net assets of the Class P shares. Class Y does not have a Rule 12b-1 plan. The Class A Plan for the World Bond-Debenture Series became operative May 1, 1998.

The Alpha Series has entered into a Servicing Arrangement with the Underlying Funds pursuant to which each Underlying Fund will pay a portion of the expenses (excluding management fee, distribution and service fees) of the Alpha Series in proportion to the average daily value of shares owned by the Alpha Series.

Distributor received the following commissions for the six months ended April 30, 1999 on sales of shares of the Trust after concessions were paid to authorized distributors:

                                                   Lord Abbett          Dealers'
Series                                             Commissions       Concessions
--------------------------------------------------------------------------------
Growth & Income                                        $39,201          $231,450
--------------------------------------------------------------------------------
International                                           68,528           418,447
--------------------------------------------------------------------------------
World Bond-Debenture                                     6,600            42,398
--------------------------------------------------------------------------------
Alpha                                                   80,523           508,373
--------------------------------------------------------------------------------

Notes to Financial Statements

3. Distributions

Dividends from net investment income, if any, are declared and paid semi-annually for the Growth & Income Series, annually for the International and Alpha Series, and monthly for the World Bond-Debenture Series. Net realized gains from investment transactions, if any, are distributed to shareholders at least annually. At April 30, 1999, the accumulated undistributed net realized gain (loss) for financial reporting purposes, aggregated $11,498,072 for the Growth & Income Series, $8,003,007 for the International Series, $(812,534) for the World Bond-Debenture Series and $312,135 for the Alpha Series. Distributions declared on March 17, 1999 and payable on May 13, 1999 to shareholders of record on May 5, 1999 were as follows:

                                                          Rate         Aggregate
                                                     Per Share            Amount
--------------------------------------------------------------------------------
World Bond-Debenture Series-
Net Investment Income-Class A                          $ 0.070           $64,199
--------------------------------------------------------------------------------
World Bond-Debenture Series-
Net Investment Income-Class B                          $ 0.065           $11,317
--------------------------------------------------------------------------------
World Bond-Debenture Series-
Net Investment Income-Class C                          $ 0.065           $11,872
--------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gains amounts in accordance with generally accepted accounting principles.

4. Capital

Transactions in shares of beneficial interest for the Growth & Income Series were as follows:

                                Six Months Ended                     Year Ended
                                  April 30, 1999               October 31, 1998
                        ------------------------       ------------------------
Class A                    Shares         Amount          Shares         Amount
------------------------------------------------       ------------------------
Sales of shares         1,322,708    $12,960,570       1,916,824    $17,374,528

Shares issued to
shareholders in
reinvestment of
dividends and
distributions             301,078      2,760,884         470,043      3,900,320

Total                   1,623,786     15,721,454       2,386,867     21,274,848
------------------------------------------------       ------------------------
Shares reacquired        (947,485)    (9,236,305)     (1,119,700)    (9,997,500)

Increase                  676,301    $ 6,485,149       1,267,167    $11,277,348
-------------------------------------------------------------------------------

                                Six Months Ended                     Year Ended
                                  April 30, 1999               October 31, 1998
                        ------------------------       ------------------------
Class B                    Shares         Amount          Shares         Amount
------------------------------------------------       ------------------------
Sales of shares           289,055    $ 2,871,086         351,815    $ 3,196,791

Shares issued to
shareholders in
reinvestment of
dividends and
distributions              13,394        123,096           2,736         22,576

Total                     302,449      2,994,182         354,551      3,219,367
------------------------------------------------       ------------------------
Shares reacquired         (38,674)      (378,485)        (19,528)      (175,415)

Increase                  263,775    $ 2,615,697         335,023    $ 3,043,952
-------------------------------------------------------------------------------

                                Six Months Ended                     Year Ended
                                  April 30, 1999               October 31, 1998
                        ------------------------       ------------------------
Class C                    Shares         Amount          Shares         Amount
------------------------------------------------       ------------------------
Sales of shares           481,630    $ 4,719,132       1,238,147   $ 11,241,751

Shares issued to
shareholders in
reinvestment of
dividends and
distributions             339,411      3,112,400         648,459      5,336,821

Total                     821,041      7,831,532       1,886,606     16,578,572
------------------------------------------------       ------------------------
Shares reacquired        (819,063)    (8,006,888)     (1,570,614)   (14,150,711)

Increase (decrease)         1,978    $  (175,356)        315,992   $  2,427,861
-------------------------------------------------------------------------------

Transactions in shares of beneficial interest for the International Series were as follows:

                                Six Months Ended                     Year Ended
                                  April 30, 1999               October 31, 1998
                        ------------------------       ------------------------
Class A                    Shares         Amount          Shares         Amount
------------------------------------------------       ------------------------
Sales of shares         1,785,209   $ 23,376,429       4,503,630   $ 61,680,518

Shares issued to
shareholders in
reinvestment of
dividends and
distributions              56,456        698,356           6,701         71,968

Total                   1,841,665     24,074,785       4,510,331     61,752,486
------------------------------------------------       ------------------------
Shares reacquired      (1,365,645)   (18,320,448)     (1,017,196)   (13,021,404)

Increase                  476,020   $  5,754,337       3,493,135   $ 48,731,082
-------------------------------------------------------------------------------

                                Six Months Ended                     Year Ended
                                  April 30, 1999               October 31, 1998
                        ------------------------       ------------------------
Class B                    Shares         Amount          Shares         Amount
------------------------------------------------       ------------------------
Sales of shares           435,521   $  5,581,417       1,222,629   $ 16,942,824

Shares issued to
shareholders in
reinvestment of
dividends and
distributions               3,886         47,879              --             --

Total                     439,407      5,629,296       1,222,629     16,942,824
------------------------------------------------       ------------------------
Shares reacquired        (212,707)    (2,758,099)        (77,687)      (962,598)

Increase                  226,700   $  2,871,197       1,144,942   $ 15,980,226
-------------------------------------------------------------------------------

                                Six Months Ended                     Year Ended
                                  April 30, 1999               October 31, 1998
                        ------------------------       ------------------------
Class C                    Shares         Amount          Shares         Amount
------------------------------------------------       ------------------------
Sales of shares         1,829,517   $ 23,519,710       1,839,301   $ 24,518,535

Shares issued to
shareholders in
reinvestment of
dividends and
distributions               3,396         41,871              --             --

Total                   1,832,913     23,561,581       1,839,301     24,518,535
------------------------------------------------       ------------------------
Shares reacquired      (1,581,385)   (20,684,872)       (992,256)   (12,825,218)

Increase                  251,528   $  2,876,709         847,045   $ 11,693,317
-------------------------------------------------------------------------------

                                                                      3/9/99 to
                                                                 April 30, 1999
                                                          ---------------------
Class P                                                   Shares         Amount
-------------------------------------------------------------------------------
Sales of shares                                               86         $1,127
-------------------------------------------------------------------------------
Shares reacquired                                             --             --
-------------------------------------------------------------------------------
Increase                                                      86         $1,127
-------------------------------------------------------------------------------

Notes to Financial Statements

                                Six Months Ended                    12/30/97 to
                                  April 30, 1999               October 31, 1998
                          ----------------------       ------------------------
Class Y                    Shares         Amount          Shares         Amount
------------------------------------------------       ------------------------
Sales of shares           753,862    $ 9,694,935       3,464,016    $49,526,848

Shares issued to
shareholders in
reinvestment of
dividends and
distributions              27,395        339,969              --             --

Total                     781,257     10,034,904       3,464,016     49,526,848
------------------------------------------------       ------------------------
Shares reacquired         (28,090)      (400,000)        (17,400)      (200,000)

Increase                  753,167    $ 9,634,904       3,446,616    $49,326,848
-------------------------------------------------------------------------------

Transactions in shares of beneficial interest for the World Bond-Debenture Series were as follows:

                                Six Months Ended                    12/18/97 to
                                  April 30, 1999               October 31, 1998
                          ----------------------       ------------------------
Class A                    Shares         Amount          Shares         Amount
------------------------------------------------       ------------------------
Sales of shares           206,826    $ 2,042,155         872,491    $ 9,065,643

Shares issued to
shareholders in
reinvestment of
dividends and
distributions              37,005        363,425          20,089        201,411

Total                     243,831      2,405,580         892,580      9,267,054
------------------------------------------------       ------------------------
Shares reacquired        (104,711)    (1,031,433)       (225,888)    (2,331,174)

Increase                  139,120    $ 1,374,147         666,692    $ 6,935,880
-------------------------------------------------------------------------------

                                Six Months Ended                    12/19/97 to
                                  April 30, 1999               October 31, 1998
                           ---------------------       ------------------------
Class B                    Shares         Amount          Shares         Amount
------------------------------------------------       ------------------------
Sales of shares            73,556    $   722,817         120,952    $ 1,264,229

Shares issued to
shareholders in
reinvestment of
dividends and
distributions               4,608         45,248           2,061         20,483

Total                      78,164        768,065         123,013      1,284,712
------------------------------------------------       ------------------------
Shares reacquired         (24,787)      (244,112)         (4,729)       (48,478)

Increase                   53,377    $   523,953         118,284    $ 1,236,234
-------------------------------------------------------------------------------

                                Six Months Ended                    12/19/97 to
                                  April 30, 1999               October 31, 1998
                           ---------------------       ------------------------
Class C                    Shares         Amount          Shares         Amount
------------------------------------------------       ------------------------
Sales of shares            38,542    $   379,231         166,740    $ 1,741,163

Shares issued to
shareholders in
reinvestment of
dividends and
distributions               7,633         74,934           3,490         34,588

Total                      46,175        454,165         170,230      1,775,751
------------------------------------------------       ------------------------
Shares reacquired         (29,287)      (289,474)         (5,476)       (53,862)

Increase                   16,888    $   164,691         164,754    $ 1,721,889
-------------------------------------------------------------------------------

Transactions in shares of beneficial interest for the Alpha Series were as follows:

                                Six Months Ended                    12/29/97 to
                                  April 30, 1999               October 31, 1998
                        ------------------------       ------------------------
Class A                    Shares         Amount          Shares         Amount
------------------------------------------------       ------------------------
Sales of shares         1,430,588    $20,024,470       4,111,581    $60,901,622
------------------------------------------------       ------------------------
Shares reacquired        (688,446)    (9,741,906)       (272,413)    (3,501,712)
------------------------------------------------       ------------------------
Increase                  742,142    $10,282,564       3,839,168    $57,399,910
-------------------------------------------------------------------------------

                                Six Months Ended                    12/29/97 to
                                  April 30, 1999               October 31, 1998
                        ------------------------       ------------------------
Class B                    Shares         Amount          Shares         Amount
------------------------------------------------       ------------------------
Sales of shares           842,620    $11,749,156       2,961,179    $44,641,341
------------------------------------------------       ------------------------
Shares reacquired        (451,097)    (6,336,106)       (144,754)    (1,903,606)
------------------------------------------------       ------------------------
Increase                  391,523    $ 5,413,050       2,816,425    $42,737,735
-------------------------------------------------------------------------------

                                Six Months Ended                    12/29/97 to
                                  April 30, 1999               October 31, 1998
                        ------------------------       ------------------------
Class C                    Shares         Amount          Shares         Amount
------------------------------------------------       ------------------------
Sales of shares           761,572    $10,582,609       1,743,733    $25,945,994
------------------------------------------------       ------------------------
Shares reacquired        (343,367)    (4,842,375)       (149,933)    (1,908,110)
------------------------------------------------       ------------------------
Increase                  418,205    $ 5,740,234       1,593,800    $24,037,884
-------------------------------------------------------------------------------

As of April 30, 1999, paid in capital for each Series was as follows:

Series
--------------------------------------------------------------------------------
Growth & Income                                                     $117,695,409
--------------------------------------------------------------------------------
International                                                       $181,955,486
--------------------------------------------------------------------------------
World Bond-Debenture                                                $ 12,959,911
--------------------------------------------------------------------------------
Alpha                                                               $145,365,657
--------------------------------------------------------------------------------

5. Purchases and Sales of Securities

Purchases and sales of investment securities (other than U.S. Government obligations, short-term investments and foreign currency transactions) were as follows:

Series                                            Purchases                Sales
--------------------------------------------------------------------------------
Growth & Income                                $ 48,425,270         $ 43,892,307
--------------------------------------------------------------------------------
International                                  $138,572,463         $108,696,528
--------------------------------------------------------------------------------
World Bond-Debenture                           $  7,851,389         $  5,729,423
--------------------------------------------------------------------------------
Alpha                                          $ 24,323,880         $  2,450,000
--------------------------------------------------------------------------------

As of April 30, 1999, net unrealized appreciation, unrealized appreciation and unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

                              Net Unrealized
                                Appreciation        Unrealized       Unrealized
Series                        (Depreciation)      Appreciation    (Depreciation)
-------------------------------------------------------------------------------
Growth & Income                 $ 72,214,060      $ 72,378,360     $   (164,300)
-------------------------------------------------------------------------------
International                   $ 18,449,483      $ 40,166,081     $(21,716,598)
-------------------------------------------------------------------------------
World Bond-Debenture            $     (8,747)     $    351,044     $   (359,791)
-------------------------------------------------------------------------------
Alpha                           $  6,836,950      $  8,700,746     $ (1,863,796)
-------------------------------------------------------------------------------

The cost of investments for federal income tax purposes is the same as that used for financial reporting purposes.

At April 30, 1999, the World Bond-Debenture Series had outstanding forward currency contracts to sell foreign currencies as follows:

                                            Value at
Foreign Currency                     Settlement Date     Current      Unrealized
Sell Contracts                            Receivable       Value    Appreciation
--------------------------------------------------------------------------------
British Pounds Sterling,
expiring 9/16/99                            $136,774    $134,849        $  1,925
--------------------------------------------------------------------------------
Japanese Yen,
expiring 9/24/99                            $512,351    $501,682        $ 10,669
--------------------------------------------------------------------------------
Total                                       $649,125    $636,531        $ 12,594
--------------------------------------------------------------------------------

                                                  (Notes to Financial Statements
                                                     continued on back cover)

Notes to Financial Statements

6. Trustees' Remuneration

The Trustees of the Trust associated with Lord Abbett and all officers of the Trust receive no compensation from the Trust for acting as such. Outside Trustees' fees and retirement costs are allocated among all funds in the Lord Abbett group based on net assets of each fund. Trustees' fees payable at April 30, 1999, under a deferred compensation plan were $147,673.

7. Expense Reduction

The Trust has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Trust's expenses.

8. Line of Credit

The Growth & Income and International Series, respectively with certain other funds managed by Lord Abbett, have available a $200,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is 0.06% per annum. There were no loans outstanding pursuant to this Facility at April 30, 1999, nor was the Facility utilized at any time during the year.

Copyright (C) 1999 by Lord Abbett Securities Trust, 767 Fifth Avenue, New York, NY 10153-0203

This publication, when not used for the general information of shareholders of Lord Abbett Securities Trust, is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning each Series' investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass.

All rights reserved. Printed in the U.S.A.

Numbers to Keep Handy

For Shareholder Account or Statement
Inquiries: 800-821-5129

For Literature Only: 800-874-3733

24-Hour Automated Shareholder
Service Line: 800-865-7582

Visit Our Web Site:
http://www.lordabbett.com

[LOGO](R) LORD, ABBETT & CO.
          Investment Management
A Tradition of Performance Through Displined Investing

Lord Abbett mutual funds shares are distributed by:

LORD ABBETT DISTRIBUTOR LLC                                            LST-3-499
------------------------------------------------------------
The GM Building o 767 Fifth Avenue o New York, NY 10153-0203              (6/99)